                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 June 30, 2001

                      THE FIRST NATIONAL BANK OF ATLANTA
                      ----------------------------------
            (Exact name of Registrant as specified in its charter)
             (Originator of the Wachovia Credit Card Master Trust)

    United States                  33-95714                  22-2716130
    United States                  33-99442-01               22-2716130
    -------------                  -----------               ----------
   (State or other                (Commission             (I.R.S. Employer
   Jurisdiction of                File Number)           Identification No.)
   Incorporation)

                                 77 Read's Way
                         New Castle Corporate Commons
                          New Castle, Delaware 19720
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (302) 323-2359
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Item 5.  Other Events
     The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
               See separate index to exhibits.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      THE FIRST NATIONAL BANK OF ATLANTA
                      ----------------------------------
                                 (Registrant)
             (Originator of the Wachovia Credit Card Master Trust)

               Dated: July 30, 2001               By:  David L. Gaines
                                                  Title:  Comptroller

                                INDEX TO EXHIBITS
       Exhibit
       Number                            Exhibit
       ------                            -------

        28.1     Series 1999-1 Monthly Servicing Certificate - June 30, 2001

        28.2     Monthly Series 1999-1 Certificateholders' Statement - June 30,
                 2001

        28.3     Series 1999-2 Monthly Servicing Certificate - June 30, 2001

        28.4     Monthly Series 1999-2 Certificateholders' Statement - June 30,
                 2001

        28.5     Series 2000-1 Monthly Servicing Certificate - June 30, 2001

        28.6     Monthly Series 2000-1 Certificateholders' Statement - June 30,
                 2001